UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 17, 2013

Network 1 Financial Group, Inc.

(Exact name of registrant as specified in its charter)

_______________________________

Delaware	001-14753	11-3423157
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2 Bridge Ave, Suite 241, Red Bank, NJ 07701
(Address of Principal Executive Offices) (Zip Code)

(732) 758- 9001
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item	4.01 Changes in Registrant’s Certifying Accountant

Effective January 14, 2013, Network 1 Financial Group, Inc. (the “Company”) dismissed RBSM LLP (“RBSM”) from serving as the Company’s independent accountants. As of January 15, 2013 the Company engaged Liggett, Vogt & Webb, P.A. (“LVW”) as its new independent accountants. The Company’s Board of Directors unanimously recommended that the Company change audit firms directed the process of review of candidate firms and made the final decision to engage LVW.

The reports of RBSM on the financial statements of the Company for the years ended June 30, 2011 and 2010 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits of the years ended June 30, 2011 and 2010, and for the interim period through January 14, 2013 there were no disagreements with RBSM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RBSM, would have caused them to make reference thereto in their report on the financial statements for such years.

The Company has furnished to RBSM the statements made in this Item 4.01. Attached as Exhibit 16.1 to this Form 8-K is RBSM’s letter to the Commission, dated January 14, 2013 regarding these statements.

During the two most recent fiscal years and through January 14, 2013, the Company has not consulted with LVW on any matter that (i) involved the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, in each case where a written report was provided or oral advice was provided that LVW concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item	9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description

16.1	Letter dated January 14, 2013 from RBSM LLP to the Securities and Exchange Commission, regarding change in certifying accountant of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

Date January 18, 2012	Network 1 Financial Group, Inc
	By	/s/ Damon D. Testaverde
Name: Damon D. Testaverde Title: Damon D. Testaverde